Exhibit 10.57

FIRST GENERAL AMENDMENT TO

LOAN SALE AND SERVICING AGREEMENT

THIS FIRST GENERAL AMENDMENT TO LOAN SALE AND SERVICING AGREEMENT (this “First General Amendment”), dated as of April 1, 2014, is entered into by and among BBCV Receivables-Q 2010 LLC, a Delaware limited liability company, as seller (the “Seller”), Quorum Federal Credit Union, a federally chartered credit union, as buyer (the “Buyer”), Vacation Trust, Inc., a Florida Corporation, as Club Trustee (the “Club Trustee”), U.S. Bank National Association, a national banking association, as custodian and paying agent (the “Custodian”), Bluegreen Corporation, a Florida corporation (formerly a Massachusetts corporation), as servicer (the “Servicer”), and Concord Servicing Corporation, an Arizona corporation, as backup servicer (the “Backup Servicer”).

RECITALS

WHEREAS, the Buyer, the Seller, the Servicer, the Club Trustee, the Custodian and the Backup Servicer have previously entered into that certain Loan Sale and Servicing Agreement, dated as of December 22, 2010, as amended by that certain Omnibus Amendment, dated as of May 3, 2011, and that certain Omnibus Amendment No.2, dated as of February 7, 2012, and as further amended by that certain First Commitment Amendment, dated as of March 1, 2012, that Second Commitment Amendment, dated as of January 31, 2013, and that Third Commitment Amendment, dated as of April 1, 2014 (as may be amended, supplemented or restated from time to time, the “Loan Sale and Servicing Agreement”).

WHEREAS, the parties hereto desire to modify the Loan Sale and Servicing Agreement as set forth in this First General Amendment.

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Sale and Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.            Section 4.4 (g) of the Loan Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

The Seller shall furnish, or cause to be furnished to the Buyer, no later than one hundred eighty (180) days after the end of each fiscal year of the Club Association, audited financial statements for the Club Association for each fiscal year from the Closing Date through the Agreement Termination Date. The Seller shall furnish to the Buyer, promptly upon its receipt, the report, if any, prepared by the independent accounting firm set forth in Section 8.01(k) of the Club Trust Agreement, until the Agreement Termination Date.

2.            Section 7.5(c) of the Loan Sale and Servicing Agreement is hereby deleted in its entirety and replaced with the following:

On or before March 31st of each year commencing in 2015, the Servicer shall deliver to the Buyer a current SSAE16/SOC 1 Report (or equivalent) dated no earlier than six months prior to the date such report is delivered by the Servicer to the Buyer. In the event the Servicer fails to deliver such SSAE16/SOC 1 Report, the Buyer shall have the right, at the Servicer’s sole expense, to engage a third party to perform an audit of the Servicer’s operations and practices relating to Timeshare Loans covered by this Agreement,.

3.            Except as specifically set forth herein, this First General Amendment shall not modify, alter, change, or affect any of the other terms or conditions of the Loan Sale and Servicing Agreement. All capitalized terms herein shall have the meaning given to them in the Loan Sale and Servicing Agreement, unless otherwise provided herein.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have executed this First General Amendment as of the date set forth above.

THE BUYER:	QUORUM FEDERAL CREDIT UNION

By:	/s/ Bruno Sementilli
Bruno Sementilli,
President and CEO

THE SELLER:	BBCV RECEIVABLES-Q 2010 LLC

By:	/s/ Allan J. Herz
Allan J. Herz
President and Assistant Treasurer

THE SERVICER:	BLUEGREEN CORPORATION

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Senior Vice President, CFO & Treasurer

THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION

By:	/s/ Mary-Jeanne Fincher
Mary-Jeanne Fincher
Vice President and General Counsel

THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder

By:	/s/ Michelle Moeller
Printed Name: Michelle Moeller
Title: Vice President

THE CLUB TRUSTEE:	VACATION TRUST, INC.,
as Club Trustee

By:	/s/ Constance G. Dodd
Constance G. Dodd
President, Treasurer and Secretary

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